UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2004

CRDENTIA CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-31152	76-0585701

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification Number)

14114 Dallas Parkway, Suite 600
Dallas, Texas 75254
(Address of Principal Executive Offices) (Zip Code)

(972) 850-0780
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 10.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 1.01 Entry into a Material Definitive Agreement.

     On November 14, 2004 we, Crdentia Corp., CRDE Corp., a wholly-owned subsidiary of Crdentia Corp., and the shareholders of Healthcare Innovations Private Services, Inc. (“HCIPSI”) entered into an Agreement and Plan of Reorganization. Upon the terms and subject to the conditions of the agreement, HCI Holding Corporation, the parent company of HCIPSI, will be merged with and into CRDE Corp., and CRDE Corp. will survive the merger as a subsidiary of Crdentia Corp. The closing of the transaction is subject to our raising $9,000,000 in cash proceeds to finance the transaction, as well as other customary closing conditions.

     Upon completion of the merger, all outstanding shares of capital stock of HCI Holding Corporation will be exchanged for aggregate merger consideration consisting of (i) $9,000,000 in cash paid at closing, and (ii) a number of shares of our common stock having an aggregate market value of $19,000,000. The issuance of these shares is further discussed below under Item 3.02, Unregistered Sales of Equity Securities.

     The description of the transaction set forth above and elsewhere in this report is qualified in its entirety by reference to the merger agreement filed with this current report as Exhibit 2.1.

     On November 15, 2004, we issued a press release regarding this transaction, a copy of which is attached hereto as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

Issuance of Common Stock to HCI Holding Corporation

     Pursuant to the merger agreement referenced above in Item 1.01, Entry into a Material Definitive Agreement, we agreed to issue shares of our common stock to the shareholders of HCI Holding Corporation. The aggregate number of shares to be issued will be calculated by dividing (i) $19,000,000 by (ii) the average of the closing prices of our common stock for the 14 calendar days ending two days prior to the closing. The issuance of the shares will be made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended and/or Regulation D promulgated under the Securities Act of 1933.

Series B-1 Preferred Stock

     In consummation of discussions that began in July 2004, on November 10, 2004, we issued 45,450 shares of Series B-1 Convertible Preferred Stock in exchange for the cancellation of approximately $2.7 million in outstanding principal plus accrued and unpaid interest under certain subordinated promissory notes issued in December 2003. In connection with such conversion, the parties entered the Release attached to this current report at Exhibit 10.1.

     The shares of Series B-1 Convertible Preferred Stock issued on November 10, 2004 were initially convertible into approximately 4,545,000 shares of the Company’s Common Stock. The rights, preferences and privileges of the Series B-1 Convertible Preferred Stock are set forth in the Certificate of Designations, Preferences and Rights of Series B-1 Convertible Preferred Stock, a copy of which was filed as Exhibit 4.1 to the report on Form 8-K filed by the Company on August 24, 2004.

     In addition, the holders of such shares of Series B-1 Convertible Preferred Stock are entitled to certain registration rights set forth in the Registration Rights Agreement dated August 9, 2004 by and among the Company and the investors listed on Schedule A thereto, a copy of which was filed as Exhibit 4.2 to the report on Form 8-K filed by the Company on August 24, 2004.

     The issuance of the preferred shares was made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended and/or Regulation D promulgated under the Securities Act of 1933.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b) Effective as of November 15, 2004, Vicki L. Smith was reassigned from her current position as interim Chief Financial Officer. Ms. Smith assumed the role of CFO on an interim basis in September 2004 and returned to her duties as Vice President, Finance with a principal focus on executing Crdentia’s merger and acquisition efforts.

     (c) Effective as of November 15, 2004 we appointed James J. TerBeest, 57, as Chief Financial Officer. Mr. TerBeest takes over the CFO position from Vicki L. Smith, who assumed the role on an interim basis in September 2004. Most recently, Mr. TerBeest was a partner of Emerging Business Solutions, LLC, a CPA firm that he co-founded in 2000 providing accounting and financial management services to companies in need of senior and mid-level professionals. In this capacity, he functioned as a contract CFO for a number of small companies. Before this, Mr. TerBeest was CFO of ThermoView Industries, Inc., a consolidator in the manufacturing and retail segments of the home improvement industry with vinyl windows and doors as its primary products. Prior to ThermoView Industries, Mr. TerBeest was CFO of HomeCare & Hospital Management, Inc., a homecare company with operations in twelve states and annual revenues of over $100 million. Mr. TerBeest began his career as an auditor with the accounting firm Ernst & Young and was partner for the last nine years of his tenure, supervising the engagements of large national and international clients. Mr. TerBeest graduated magna cum laude from the University of Wisconsin-Whitewater with a B.S. degree in accounting. He has been a Certified Public Accountant since 1973 and is a member of the American Institute of Certified Public Accountants along with several state accounting societies.

     On November 15, 2004, we issued a press release regarding Mr. TerBeest’s appointment and Ms. Smith’s reassignment, a copy of which is filed with this report on Form 8-K as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure

     Beginning on November 15, 2004, our management will make presentations using slides containing the information attached to this report on Form 8-K as Exhibit 99.3.

     “EBITDA” as used in the slides is defined as earnings before income taxes, depreciation, amortization, and interest. EBITDA should not be considered as an alternative to operating income (as defined by generally accepted accounting principles) as an indicator of our operating performance, or to cash flows as a measure of liquidity. A table reconciling EBITDA to loss from operations is included in the slides.

     The information contained in this Item 7.01 herein, and the attached Exhibits 99.1, 99.2 and 99.3 are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibit shall not be incorporated by reference to any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The filing of this current report on Form 8-K is not an admission as to the materiality of any information in this Item 7.01 or the attached Exhibits 99.1, 99.2 and 99.3.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated as of November 14, 2004, by and among Crdentia Corp., CRDE Corp. and the shareholders of HCI Holding Corporation (the “Merger Agreement”). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.
10.1	Release, dated as of November 10, 2004, by and among Crdentia Corp. and Cynthia F. Permenter.
99.1	Press release of Crdentia Corp., dated November 15, 2004.
99.2	Press release of Crdentia Corp., dated November 15, 2004.
99.3	Slides to be used in presentations beginning November 15, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRDENTIA CORP.
November 15, 2004	By:	/s/ James D. Durham
James D. Durham
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated as of November 14, 2004, by and among Crdentia Corp., CRDE Corp. and the shareholders of HCI Holding Corporation (the “Merger Agreement”). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.
10.1	Release, dated as of November 10, 2004, by and among Crdentia Corp. and Cynthia F. Permenter.
99.1	Press release of Crdentia Corp., dated November 15, 2004.
99.2	Press release of Crdentia Corp., dated November 15, 2004.
99.3	Slides to be used in presentations beginning November 15, 2004.